Note 4 - Related Party Transactions	6 Months Ended
Jun. 30, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
4.	Related Party Transactions

The Company’s vessel-owning companies are parties to management agreements with the Management Company which is controlled by members of the Pittas family, whereby the Management Company provides technical and commercial vessel management for a fixed daily fee of Euro 685 for 2013 and 2014 under the Company’s Master Management Agreement (see below). Vessel management fees paid to the Management Company amounted to $2,473,650 and $2,430,598 in the six-month periods ended June 30, 2013 and 2014, respectively.

In addition to the vessel management services, the Management Company provides the Company with the services of its executives, services associated with the Company being a public company and other services to our subsidiaries. For the six months ended June 30, 2013 and June 30, 2014, compensation paid to the Management Company for such additional services to the Company was $935,000 and $1,000,000 respectively. This amount is included in “Other general and administration expenses”.

Amounts due to related companies represent net disbursements and collections made on behalf of the vessel-owning companies by the Management Company during the normal course of operations for which a right of offset exists.  As of December 31, 2013 and June 20, 2014 the amount due to related companies was $903,478 and $1,025,071, respectively. Based on the master management agreement between Euroseas Ltd., its ship-owning subsidiaries and the Management Company, an estimate of the quarter’s operating expenses, expected drydock expenses, vessel management fee and fee for management executive services are to be paid in advance at the beginning of each quarter to the Management Company.

The Company uses brokers for various services, as is industry practice.  Eurochart S.A., an affiliated company controlled by certain members of the Pittas family, provides vessel sale and purchase services, and chartering services to the Company whereby the Company pays commission of 1% of the vessel sales or acquisition price and 1.25% of charter revenues.  Commission on vessel sales or acquisitions amounted to $36,764 and $204,500 during the six months period ended June 30, 2013 and 2014, respectively. Commissions to Eurochart S.A. for chartering services were $227,873 and $247,554 for the six-month periods ended June 30, 2013 and 2014, respectively.

Certain members of the Pittas family, together with another unrelated ship management company, have formed a joint venture with the insurance broker Sentinel Maritime Services Inc. (“Sentinel”). Technomar Crew Management Services Corp (“Technomar”), is a company owned by certain members of the Pittas family, together with two other unrelated ship management companies. For the first six months ended June 30, 2014 the shareholders’ percentage participation in Sentinel and Technomar joint ventures was 86.8% and 60.0%, respectively. Sentinel is paid a commission on premium not exceeding 5%; Technomar is paid a fee of about $50 per crew member per month. Total fees charged by Sentinel and Technomar in the first half of 2013 were $70,203 and $129,715, respectively. In the first half of 2014, total fees charged by Sentinel and Technomar were $72,605 and $112,428, respectively.  These amounts are recorded in “Vessel operating expenses” under “Operating expenses”.

Related party revenue amounting to $120,000 for the six-month periods ended June 30, 2013 and 2014 relates to fees received from Euromar LLC,  a joint venture of the Company (see below Note 10), for vessel management and various administrative services. Vessel management services are performed by Eurobulk and its affiliates; strategic, financial and reporting services are provided by Euroseas.